Summary Prospectus

CCM Small/Mid-Cap Impact Value Fund

October 27, 2023

CCM Small/Mid-Cap Impact Value Fund (“The Fund”)
Advisor Class (QUSVX), Institutional Class (QSVIX)

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 27, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://funddocs.filepoint.com/qsmcivf/. You can also get this information at no cost by calling 888-272-0007 or by sending an e-mail request to info@ccminvests.com.

INVESTMENT OBJECTIVES

The CCM Small/Mid-Cap Impact Value Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as fees or commissions to financial intermediaries, which are not reflected in the table and example below. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Advisor Class		Institutional Class
Management Fees		0.90%		0.90%
Distribution (12b-1) Fees		0.25%		None
Other Expenses	1.21%		1.21%
Shareholder Servicing Fees	0.10%		0.10%
Total Other Expenses		1.31%		1.31%
Acquired Fund Fees And Expenses(1)		0.00%		0.00%
Total Operating Expenses		2.46%		2. 21%
(Less waivers/reimbursements)(2)		(0.91)%		(0.91)%
Net Operating Expenses		1.55%		1.30%

(1)

The Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets, before fees waived” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of MLPs and of shares in other investment companies (including exchange traded funds (“ETFs”)) and business development companies (“BDCs”). BDCs expenses are similar to the expenses paid by any operating company held by the Fund.

(2)

The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any Rule 12b-1 fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, liquidations and other extraordinary expenses) in order to prevent total annual fund operating expenses from exceeding 1.30% of the Fund’s average daily net assets through October 28, 2024. Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid. These waivers and reimbursements may be terminated at any time with respect to the Fund by its Board of Trustees upon sixty (60) days’ written notice to the Adviser without payment of any penalty and shall automatically terminate upon the termination of the Fund’s advisory contract with the Adviser.

Expense Examples

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
ADVISOR CLASS	$158	$680	$1,228	$2,727
INSTITUTIONAL CLASS	$132	$604	$1,102	$2,473

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the securities of small- and mid-capitalization U.S. companies. The Fund’s adviser, Community Capital Management, LLC (the “Adviser”) generally considers small- and mid-cap companies to be those that have similar market capitalizations at the time of purchase to companies represented by the Russell 2500® Index. As of September 30, 2023, the market capitalization of companies in the Russell 2500® Index ranged from $30 million to $18.6 billion. The capitalization range of companies in the Index may change with market conditions or due to changes in the composition of the Index and the Fund may invest in companies with market capitalizations outside of that range.

The Adviser seeks to achieve its investment objective by employing the following strategies when selecting securities:

●

Value Securities. The Fund invests in companies considered by the Adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth characteristics.

Summary Prospectus	2	CCM Small/Mid-Cap Impact Value Fund

●

“Compounders.” The Fund invests in companies the Adviser expects to demonstrate a long-term ability to compound its earnings per share (“EPS”) at a higher rate than the broad market, regardless of industry. To determine whether a company qualifies as a “Compounder”, the Adviser analyzes the company’s financial statements and evaluates its competitive advantages and management team.

●

Impact Investments. The Fund invests in companies that may have positive impact attributes or specific impact characteristics and maintain neutral posture toward environmental, social and governance (“ESG”) related risk.

●	Preferred Stocks. The Fund may invest in preferred stocks.

●	MLPs/REITS. The Fund may invest in master limited partnerships (“MLPs”) and real estate investment trusts (“REITS”).

The Adviser uses an internally developed investment process to seek to develop a fully integrated portfolio of securities that includes ESG factors that can deliver strong financial performance while simultaneously having positive, long-term economic and sustainable impact. Securities are categorized based on the following four-part segmentation:

●

Strong Positive Impact: Companies that we believe are significant contributors to society such as those that generate more than 50% of their revenue from a product or service and that align with one or more of our 18 impact themes: affordable health and rehabilitative care; affordable housing; arts, culture and the creative economy; disaster recovery, resilience and remediation; economic inclusion; education and childcare; enterprise development and jobs; environmental sustainability; gender lens; healthy communities; human empowerment; minority advancement; neighborhood revitalization; poverty alleviation; rural community development; seniors and the disabled; sustainable agriculture; and transit-oriented development (each, an “Impact Theme” and collectively, “Impact Themes”).

●	Moderate Positive Impact: Companies which have characteristics that align with one or more of our 18 impact themes and that we believe are a net benefit to society.

●	Neutral Impact: Companies that do not fall within the two categories above but where there exists the potential to be included in the two categories in the future.

●

Negative Impact: Companies with excessive ESG-related risk such as fossil fuel exploration and production or any activity related to coal, tobacco, chemical manufacturing, weapons, and prison management, among others. These securities are not eligible for investment.

At the Adviser’s discretion, other companies may also be excluded from the investment process due to their negative impact.

The Fund is fossil fuel free and will not invest in the following companies in accordance with maintaining a fossil-fuel free portfolio:

●	Companies that own[1], extract, produce, process, or refine fossil fuels, oil, gas, and coal.

●	Companies that store, transport, explore, or produce carbon-related fuels or energy sources.

●	Companies that are in the oil and gas equipment and services businesses.

The Fund may invest in:

●	Utilities that have current fossil fuel power sources above 15% but are actively transitioning to renewable sources.

●	Companies that are pursuing alternative energy technologies or are in alternative energy sectors.

●	Companies that are working to transition away from fossil fuels.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

●

Impact/ESG Risk. The Adviser may select or exclude securities of certain companies for reasons other than performance and, as a result, the Fund may underperform other funds that do not use an impact/ESG screening process. Impact/ESG investing is qualitative and subjective by nature. There is no guarantee that impact/ESG criteria used by the Adviser will reflect beliefs or values of any particular investor.

●

Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

●

Small-Cap and Mid-Cap Securities Risk. The Fund invests in companies with smaller market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may

[1]

The Adviser will use the S&P Global definition for determining what is considered owning of fossil fuels, namely it is those companies that hold fossil fuel reserves which are defined as economically and technically recoverable sources of crude oil, natural gas, and thermal coal.

Summary Prospectus	3	CCM Small/Mid-Cap Impact Value Fund

be less well known to the investment community, and may have more volatile share prices. Also, smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, small- and mid-capitalization stock prices have greater volatility than large company securities.

●

Value Securities Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Adviser’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

●

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

●

Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

●

Master Limited Partnership Risk. The Fund’s exposure to master limited partnerships (MLP) may subject the Fund to greater volatility than investments in traditional securities. The value of MLP and MLP based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

●

Real Estate Investment Trust Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

●

Recent Market Events Risk: U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment and reduced consumer spending. The full impact of the COVID-19 pandemic and future pandemics cannot accurately be predicted and may negatively impact the value of the Fund’s investments. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

PAST PERFORMANCE

Effective January 1, 2018, the Adviser became the investment manager for the Fund. While the Fund has operated for more than 10 years, the bar chart and average annual total return table only reflect the Fund’s performance since the Adviser began managing the Fund. The Fund’s performance for periods prior to January 1, 2018 is not shown because the Fund was managed by another investment adviser during those periods. The Fund’s returns after January 1, 2018 reflect the Adviser’s investment philosophy and strategies.

The following bar chart displays the annual return of the Fund from year to year. Over time, the bar chart will illustrate the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Performance would be lower if sales charges that were in effect during a portion of the period were included. Past performance does not guarantee or predict future results.

Annual Total Returns –
Advisor Class Shares as of December 31

Highest Performing Quarter:	25.16% in Q2 2020
Lowest Performing Quarter:	-48.72% in Q1 2020

The Fund’s calendar year-to-date return as of September 30, 2023 was 1.41%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for the 1-year, 5-year and since inception periods for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Advisor Class Shares of the Fund. The after-tax returns are calculated using the historical highest

Summary Prospectus	4	CCM Small/Mid-Cap Impact Value Fund

individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares. After-tax returns for the other class of shares will vary from the Advisor Class Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.ccminvests.com or by calling toll-free 888-272-0007.

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Year	Since Inception (12/31/2017)
Advisor Class Return Before Taxes	-18.04%	0.67%	0.67%
Advisor Class Return After Taxes on Distributions	-18.20%	-1.55%	-1.55%
Advisor Class Return After Taxes on Distributions and Sale of Fund Shares	-10.57%	0.03%	0.03%
Institutional Class Return Before Taxes	-17.81%	0.93%	0.93%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	-13.08%	4.75%	4.75%
Russell 2500® Index (reflects no deduction for fees, expenses, or taxes)	-18.37%	5.89%	5.88%

The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

INVESTMENT ADVISER

Community Capital Management, LLC serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

Andy Kaufman, Chief Investment Officer of the Adviser, has been responsible for the day-to-day management of the Fund since January 2019.

Thomas Lott, Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since January 2018.

Alexander Alario, Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since January 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o Apex Fund Services, P.O. Box 588, Portland, ME 04112). You may also purchase additional shares, exchange or redeem shares by telephone at 888-272-0007, or purchase or redeem shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Advisor Class Shares

Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $25,000, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus	5	CCM Small/Mid-Cap Impact Value Fund

Quaker Investment Trust
c/o Apex Fund Services
Three Canal Plaza, Ground Floor
Portland, ME 04101
888-272-0007

A current Statutory Prospectus and Statement of Additional Information, both dated October 27, 2023, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.ccminvests.com.

Summary Prospectus	6	CCM Small/Mid-Cap Impact Value Fund | QKSUSMC 102023